Van Eck VIP Trust

Supplement dated June 23, 2010 (“Supplement”)
to the Prospectus dated May 1, 2010

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck VIP Trust (the “Trust”) regarding the Class S shares of Van Eck VIP Global Hard Assets Fund, a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus is revised as follows:

1.

The table below contains the correct Fees/Expenses Waived or Reimbursed and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Class S shares of the Van Eck VIP Global Hard Assets Fund and replaces the table and corresponding footnote in the section entitled Annual Fund Operating Expenses on page 1:

	Class S

Management Fees	0.96%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.25%
Fees/Expenses Waived or Reimbursed[1]	(0.79%	)
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	1.46%

1

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE